DEER PARK TOTAL RETURN CREDIT FUND

Class A	Ticker: DPFAX
Class C	Ticker: DPFNX
Class I	Ticker: DPFCX

(a series of Northern Lights Fund Trust)

Supplement dated June 13, 2024 to the Prospectus and Statement of Additional Information dated January 29, 2024

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Effective June 17, 2024, the following sentence has been added to the second paragraph of the section entitled “Management” on page 12 of the Fund’s prospectus:

In addition to the operating expense limitation agreement described above, the Adviser has voluntarily agreed to further waive its management fee and reimburse expenses of the Fund to ensure that the total annual Fund operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.55%, 2.30% and 1.30% for Class A, Class C and Class I shares, average daily net assets, respectively. This voluntary waiver is not subject to recapture by the Adviser and may be terminated at any time by the Adviser.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information, dated January 29, 2024. This supplement should be read in conjunction with the Prospectus and Statement of Additional Information and should be retained for future reference.